NEW AGE ALPHA FUNDS TRUST

NAA Allocation Fund

NAA Large Cap Value Fund

NAA Large Core Fund

NAA Mid Growth Fund

NAA Opportunity Fund

NAA Risk Managed Real Estate Fund

NAA SMid Cap Value Fund

NAA World Equity Income Fund

(each, a “Fund” and together, the “Funds”)

Supplement dated August 14, 2026 to the

Prospectus dated January 28, 2026, as amended

Effective immediately, the sub-section entitled “Robert W. Baird & Co. (“Baird”)” within the section entitled “Appendix A – Intermediary-Specific Sales Charge Waivers and Discounts” of the Prospectus is hereby deleted in its entirety and replaced with the following:

Effective January 1, 2026, shareholders purchasing fund shares through a Baird platform or account will only be eligible for the following sales charge waivers (front-end sales charge waivers and CDSC waivers) and discounts, which may differ from those disclosed elsewhere in this prospectus or the SAI

Front-End Sales Charge Waivers on Investors A-shares Available at Baird

•	Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same fund
•	Shares purchased by employees and registered representatives of Baird or its affiliates and their family members as designated by Baird
•	Shares purchased within 90 days following a redemption from a New Age Alpha Fund, provided (1) the redemption and purchase occur within the purchaser’s Baird household and (2) the redeemed shares were subject to a front-end or deferred sales charge (known as rights of reinstatement)
•	A shareholder in the Fund’s Investor C Shares will have their share converted at net asset value to Investor A shares of the same fund if the shares are no longer subject to CDSC and the conversion is in line with the policies and procedures of Baird
•	Employer-sponsored retirement plans or charitable accounts in a transactional brokerage account at Baird, including 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans. For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, Simple IRAs or SAR-SEPs

CDSC Waivers on Investor A and C shares Available at Baird

•	Shares sold due to death or disability of the shareholder
•	Shares sold as part of a systematic withdrawal plan as described in the Fund’s Prospectus
•	Shares bought due to returns of excess contributions from an IRA Account
•	Shares sold as part of a required minimum distribution for IRA and retirement accounts due to the shareholder reaching the qualified age based on applicable Internal Revenue Service regulations as described in the Fund’s prospectus
•	Shares sold to pay Baird fees but only if the transaction is initiated by Baird
•	Shares acquired through a right of reinstatement

Front-End Sales Charge Discounts Available at Baird: Breakpoints and/or Rights of Accumulations

•	Breakpoints as described in this prospectus
•	Rights of accumulations which entitles shareholders to breakpoint discounts will be automatically calculated based on the aggregated holding of New Age Alpha Fund assets held by accounts within the purchaser’s household at Baird. Eligible New Age Alpha Fund assets not held at Baird may be included in the rights of accumulations calculation only if the shareholder notifies his or her financial advisor about such assets
•	Letters of Intent (LOI) allow for breakpoint discounts based on anticipated purchases of New Age Alpha Fund through Baird, over a 13-month period of time

You should read this Supplement in conjunction with the Prospectus and Statement of Additional Information, each dated January 28, 2026, as may be amended from time to time, which provides information that you should know about the Funds. These documents are available upon request and without charge by calling the Funds at (833) 840-3937 or at the Funds’ website at www.naafunds.com.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE